EXHIBIT 10.72





                      AMENDED AND RESTATED
                           SITE LEASE


                 Dated as of December 18, 1996


                            between


                    PANDA-BRANDYWINE, L.P.,
                         as Site Lessor


                              and


                      FLEET NATIONAL BANK
              (not in its individual capacity but
                   solely as Owner Trustee),
                         as Site Lessee



                ______________________________

             Real Property Located in the County of
                   Prince George's, Maryland

                ______________________________






                       TABLE OF CONTENTS


                                                             Page

                           ARTICLE I

                          DEFINITIONS                           1

                          ARTICLE II

                      LEASE OF SITE; TERM;
                 ELECTION TO TERMINATE; REMOVAL                 2

     SECTION 2.1.     Lease of Site; Term                       2
     SECTION 2.2.     Election to Terminate                     2

                         ARTICLE III

                   TITLE; SEVERANCE AGREEMENT                   3

     SECTION 3.1.     Title                                     3
     SECTION 3.2.     Severance Agreement                       3

                          ARTICLE IV

                        RENTAL PAYMENTS                         3

     SECTION 4.1.     Rental Payments                           3
     SECTION 4.2.     Method of Payment                         4

                           ARTICLE V

                         RETURN OF SITE                         4

                          ARTICLE VI

                        QUIET ENJOYMENT                         4

                          ARTICLE VII

                          USE OF SITE                           5

                         ARTICLE VIII

                          EASEMENTS                             5

     SECTION 8.1.     Grant of Easements                        5
     SECTION 8.2.     Exercise of Easements                     5
     SECTION 8.3.     Dedications; Joinder in Recording         5
     SECTION 8.4.     Termination                               6
     SECTION 8.5.     Easements Appurtenant; No Interference    6

                          ARTICLE IX

                             LIENS                              6

                          ARTICLE X

                  UNDERTAKINGS OF SITE LESSOR                   7

     SECTION 10.1.     Sufficiency of Site Lease; Maintenance   7
     SECTION 10.2.     Site Lessor to Defend Title              7

                          ARTICLE XI

                       TAXES AND CLAIMS                         7

     SECTION 11.1.    Before Lease Termination Date             7
     SECTION 11.2.    After Lease Termination Date              7
     SECTION 11.3.    Apportionment                             8
     SECTION 11.4.    Indemnification                           8
     SECTION 11.5.    Additional Indemnification by Site Lessor 9
     SECTION 11.6.    Survival                                  9

                          ARTICLE XII

                           INSURANCE                           10

                         ARTICLE XIII

                         CONDEMNATION                          10

                         ARTICLE XIV

                 SITE LEASE DEFAULTS; REMEDIES                 10

                         ARTICLE XV

                      SUBLEASE; ASSIGNMENT                     11

                        ARTICLE XVI

                    LIMITATION OF LIABILITY                    12

                        ARTICLE XVII

                           NOTICES                             13

                        ARTICLE XVIII

                        BINDING EFFECT                         13

                         ARTICLE XIX

                        MISCELLANEOUS                          13

     SECTION 19.1.     Severability                            13
     SECTION 19.2.     Amendments                              13
     SECTION 19.3.     Headings                                14
     SECTION 19.4.     Counterparts                            14
     SECTION 19.5.     GOVERNING LAW                           14
     SECTION 19.6.     No Merger                               14
     SECTION 19.7.     Recording                               14
     SECTION 19.8.     Assignment to Indenture Trustee         14
     SECTION 19.9.     Certain Rights of Power Purchaser       15
     SECTION 19.10.    Subordination                           16


Schedule 1       Legal Description of Site

Exhibit A        Memorandum of Lease


                AMENDED AND RESTATED SITE LEASE

          AMENDED AND RESTATED SITE LEASE (this "Site Lease") dated as of December 18, 1996 between PANDA-BRANDYWINE, L.P., a Delaware limited partnership having an address at 4100 Spring Valley, Suite 1001, Dallas, Texas 75244, as lessor (the "Partnership" or "Site Lessor"), and FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (as defined in the Participation Agreement referred to below), as lessee (the "Owner Trustee" or "Site Lessee"), having an address at 777 Main Street, Hartford, Connecticut 06115.

                           RECITALS:

          A. Site Lessor is the owner of the Site (as defined below).

          B. Site Lessor and Site Lessee have entered into that certain Site Lease dated as of March 30, 1995 (the "Original Site Lease") pursuant to which, Site Lessor leased to Site Lessee, and Site Lessee leased from Site Lessor, the Site together with Site Lessor's interest in the Easements, upon the terms and conditions set forth in the Original Site Lease. A memorandum of the Original Site Lease has been recorded among the Land Records of Prince George's County, Maryland and the Land Records of Charles County, Maryland (the "Land Records") and all appropriate transfer and recording taxes have been paid. Site Lessor and Site Lessee have amended the Original Site Lease pursuant to a First Amendment to Site Lease dated as of October 30, 1996 (the "First Amendment") and a Second Amendment to Site Lease dated as of December 18, 1996 (the "Second Amendment") (the Original Site Lease, as amended by the First Amendment and the Second Amendment, the "Existing Site Lease"). The First Amendment and the Second Amendment released Site Lessor's interest in the Easements from the premises demised by the Existing Site Lease.
A First Amendment to Memorandum of Lease dated as of October 30, 1996 and a Second Amendment to Memorandum of Lease dated as of December 18, 1996 have been recorded in the Land Records.

          C. Site Lessor and Site Lessee have agreed to amend and restate the Existing Site Lease as provided herein.


                           AGREEMENT:

          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Site Lessor and Site Lessee, intending to be legally bound hereby, hereby agree to amend and restated the Existing Site Lease as follows:

                           ARTICLE I

                          DEFINITIONS

          For purposes of this Site Lease, capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in Annex A to the Participation Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among Site Lessor, the Panda Brandywine Corporation, General Electric Capital Corporation, Site Lessee, the Security Agent, Credit Suisse, as administrative agent (the "Administrative Agent"), First Security Bank, National Association (not in its individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture) and the other entities listed on Schedule I to the Participation Agreement (the "Loan Participants") (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. Unless otherwise indicated, references in this Site Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Site Lease.


                           ARTICLE II

                      LEASE OF SITE; TERM;
                 ELECTION TO TERMINATE; REMOVAL

          SECTION 2.1. Lease of Site; Term. Site Lessor hereby leases and demises to Site Lessee, and Site Lessee hereby leases and hires from Site Lessor, upon and subject to the terms and conditions hereof, the parcels of land described in Schedule 1 hereto (the "Site"), TO HAVE AND TO HOLD for a term (the "Site Lease Term") which shall commence on the date hereof and shall expire on the earlier of (i) November 1, 2037, and (ii) the termination of the Facility Lease pursuant to Section 9(c), 9(d) or 12(b) thereof.

          SECTION 2.2. Election to Terminate. Site Lessee may at any time following the Lease Termination Date at its option, terminate this Site Lease and the Site Lease Term upon payment of $1 to Site Lessor. Upon such termination all of Site Lessee's obligations and liabilities hereunder, including its obligation to make rental payments hereunder, shall automatically terminate.


                          ARTICLE III

                   TITLE; SEVERANCE AGREEMENT

          SECTION 3.1. Title. Site Lessor warrants and represents that (a) it has good and marketable and indefeasible fee simple title in and to the Site and (b) upon execution and delivery of this Site Lease, Site Lessee will have (i) good leasehold title in and to the Site and (ii) good title to the easements granted to it pursuant to Article VIII hereof, in each case free and clear of all liens and encumbrances except for Permitted Liens. Site Lessor further warrants and represents that such Permitted Liens do not and will not materially adversely affect the use of the Site, the Facility, and the easements granted to Site Lessee pursuant to Article VIII hereof, as contemplated by the Participation Agreement, the Facility Lease and the other Financing Documents.

          SECTION 3.2.  Severance Agreement.  It is the
intention of Site Lessor and Site Lessee that the Facility and each portion thereof, and all repairs, replacements, substitutions and additions thereto, whether now or at any time hereafter located on the Site, are severed, and shall remain severed, from the Site even if physically attached, are and shall remain personal property, and are not and shall not be fixtures or an accession to the Site, the title thereto being separate and distinct from the title to the Site, and shall be treated as personal property with respect to the rights of all Persons whatsoever and for all purposes of the Participation Agreement, this Site Lease, the Site Sublease, and the Facility Lease, and title to the Facility shall not, except as specifically contemplated by the Financing Documents, be affected in any way by any instrument dealing with the Site or any part thereof. Notwithstanding the foregoing, if contrary to the intention of Site Lessor and Site Lessee, any Governmental Authority with jurisdiction over the Site determines that any portion of the Facility is a fixture or accession to the Site, such portion of the Facility shall constitute part of the Site being leased hereunder.


                           ARTICLE IV

                        RENTAL PAYMENTS

          SECTION 4.1. Rental Payments. For the period commencing on the date hereof and ending on the earlier of (x) the end of the Site Lease Term and (y) the Lease Termination Date (but only if on such Lease Termination Date, no Event of Default or Lease Event of Default shall have occurred and be continuing), the rent payable by Site Lessee hereunder for the lease of the Site and the grant of the easements granted pursuant to Article VIII hereof shall be $1 per year. Site Lessee agrees to pay the sum of $20 towards such rent in advance upon the execution of this Site Lease. After the Lease Termination Date (but only if on such Lease Termination Date, no Event of Default or Lease Event of Default shall have occurred and be continuing) to the end of the Site Lease Term, Site Lessee shall pay to Site Lessor, for the lease of the Site and the grant of the easements granted pursuant to Article VIII hereof, the Fair Market Rental Value of the Site and the grant of the easements granted pursuant to
Article VIII hereof, for such period. Such rent shall be payable quarterly in arrears during the period commencing on the Lease Termination Date (but only if on such Lease Termination Date, no Event of Default or Lease Event of Default shall have occurred and be continuing) and ending on the last day of the Site Lease Term.

          SECTION 4.2. Method of Payment. Rental payments (other than the rental payment made on the date hereof) shall be paid to Site Lessor to a bank account with a bank designated by Site Lessor. Each such payment shall be made by Site Lessee in immediately available funds by 12:00 noon, New York City time, on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be due and payable on the next succeeding Business Day.


                           ARTICLE V

                         RETURN OF SITE

          On the last day of the Site Lease Term, Site Lessee shall peaceably and quietly surrender possession of the Site to Site Lessor free and clear of all liens and encumbrances except for Permitted Liens.


                           ARTICLE VI

                        QUIET ENJOYMENT

          Site Lessor warrants and covenants that neither it nor any of its successors or assigns shall disturb Site Lessee's peaceful and quiet use and possession of the Site and will take no action in violation of Site Lessee's rights to possession and use of the Facility, the Site and the easements granted to Site Lessee pursuant to Article VIII hereof in accordance with the terms of this Site Lease and the other Financing Documents.


                          ARTICLE VII

                          USE OF SITE

          Site Lessee shall use the Site only for legitimate business purposes and, so long as the Power Purchase Agreement is in full force and effect, in a manner consistent with the terms thereof, and Site Lessee shall not use the Site or permit the Site to be used for any unlawful use or any use that constitutes a public or private nuisance upon the Site or any part thereof or in any manner which will violate or breach the provisions of any Governmental Actions. After the Lease Termination Date, upon the request of Site Lessee, Site Lessor shall cooperate with Site Lessee in obtaining the valid and effective issuance, or, as the case may be, transfer or amendment of all Governmental Actions necessary or, in the reasonable opinion of Site Lessee, desirable for the ownership, operation and possession of the Site by Site Lessee or any permitted transferee, lessee or assignee thereof of the Facility or the possession and use of any property covered by this Site Lease until the expiration or termination of the Site Lease Term.


                          ARTICLE VIII

                           EASEMENTS

          SECTION 8.1. Grant of Easements. Subject to the provisions of Section 8.2 hereof, Site Lessor hereby covenants and agrees to grant to Site Lessee from time to time such easements, if any, in, to, over, under and across the lands, if any, owned by Site Lessor adjacent to the Facility as Site Lessee shall reasonably determine to be necessary or desirable in connection with the construction, use, operation or maintenance of the Facility.

          SECTION 8.2.  Exercise of Easements.  Except as
otherwise provided under the Facility Lease, Site Lessee shall be responsible for the construction, installation, maintenance and repair of all improvements and equipment installed by it pursuant to the easements referred to in this Article VIII.

          SECTION 8.3.  Dedications; Joinder in Recording.
The parties hereto shall each, to the extent necessary and to the extent the same shall not result in the loss of compensation otherwise obtainable from condemnation, join in the execution of such instruments as may be required by any Governmental Authority or Applicable Law in order to effectuate widenings of streets or the installation of public utilities and similar utility easements under and across portions of the Site. Each party hereto shall comply, at the expense of Site Lessor, with each reasonable request of the other party hereto to join in the execution, delivery and recordation of such instruments as may be required to locate a specific easement granted herein.

          SECTION 8.4. Termination. The easements granted pursuant to this Article VIII shall terminate at the end of the Site Lease Term, and Site Lessee shall, upon request and at the cost and expense of Site Lessor, execute and deliver such instruments as Site Lessor may reasonably require to confirm the termination of Site Lessee's interest therein.

          SECTION 8.5.  Easements Appurtenant; No
Interference. The easements granted to Site Lessee pursuant to this Article VIII shall be deemed to be appurtenant to the Site and shall be for the benefit of Site Lessee and its permitted successors and assigns and any sublessee of the Site or any part thereof. Site Lessor shall not grant or convey any easement or other interest that, if used or enjoyed in accordance with its terms, would interfere with the use and enjoyment of the Facility, the Site or the easements granted pursuant to this
Article VIII or the operation of the Facility by Site Lessee (or Lessee under the Facility Lease) or its successors, assigns or sublessees at any time during the Site Lease Term.


                           ARTICLE IX

                             LIENS

          From the date hereof until the Lease Termination Date,
Section 7(a) of the Facility Lease and subsection 7.4 of the Participation Agreement shall apply with respect to Liens on or with respect to the Site and the Site Lessee's title thereto or interest therein. During the period, if any, from the Lease Termination Date to the end of the Site Lease Term, (i) Site Lessee will keep, or cause to be kept, the Site free and clear of all Liens in favor of any Person claiming by, through or under Site Lessee (excluding Site Sublessee under the Site Sublease and any Person claiming by, through or under Site Sublessee) except for Permitted Liens and Liens based upon amounts the payment of which is either not yet delinquent or is bonded, provided that Site Lessee shall not be required to discharge any such Lien during any period that Site Lessee shall in good faith be contesting the validity or the amount of any such Lien so long as such contest shall not involve any substantial risk of any material adverse effect on the ability of Site Lessee to perform its obligations under this Site Lease, or any danger of civil or criminal liability being imposed on Site Lessor, and (ii) Site Lessor will keep, or cause to be kept, the Site and the easements granted pursuant to Article VIII hereof free and clear of Liens (other than Permitted Liens) in favor of any Person claiming by, through or under Site Lessor.


                           ARTICLE X

                  UNDERTAKINGS OF SITE LESSOR

          SECTION 10.1. Sufficiency of Site Lease; Maintenance. Site Lessor covenants, represents and warrants to Site Lessee that the Site is sufficient and will, at all times during the Site Lease Term, be sufficient, or, if the same shall cease to be so sufficient, Site Lessor will at its expense take such action, including the conveyance of easements and the grant of common facilities rights, as is reasonable or necessary, in order to provide Site Lessee with reasonable means of connecting, operating, maintaining, modifying, replacing, renewing, repairing and removing the Facility. In addition, Site Lessor shall use its reasonable efforts to provide fire and water systems necessary to maintain, protect and preserve the Site and the Facility. At all times during the Site Lease Term, Site Lessor, at its expense, shall maintain the Site in accordance with Applicable Laws and Prudent Utility Practice, so that it will be available for the operation of the Facility, including, without limitation, the maintenance of bridges, roads, equipment, pumps and pipelines located on the Site.

          SECTION 10.2. Site Lessor to Defend Title. Site Lessor shall, at all times, at Site Lessor's cost and expense, warrant and defend the leasehold estate in the Site and title to the easements granted to Site Lessee pursuant to Article VIII hereof conferred on Site Lessee by this Site Lease, as represented in subsection 3.9 of the Participation Agreement.


                           ARTICLE XI

                        TAXES AND CLAIMS

          SECTION 11.1. Before Lease Termination Date. During the period from the date hereof until the Lease Termination Date,
Section 6.11 of the Participation Agreement and Section 7(a) of the Facility Lease shall apply with respect to any and all Taxes and Claims (as defined below) incurred or asserted in any way relating to, or arising out of, the Site.

          SECTION 11.2. After Lease Termination Date. During the period, if any, from the Lease Termination Date to the end of the Site Lease Term, Site Lessee shall pay or cause to be paid, before delinquency, any and all Taxes (including, without limitation, income and franchise taxes of Site Lessee or any Affiliate of Site Lessee) assessed, levied, imposed upon or to become due and payable out of or in respect of the use, ownership, possession, operation, control or maintenance of the Site, and Site Lessor shall pay or cause to be paid, before delinquency, any and all other Taxes (including, without limitation, income and franchise taxes of Site Lessor or any Affiliate) in any way relating to or arising out of the Site; provided, however, that neither Site Lessee nor Site Lessor shall be required to pay any Tax payable by it pursuant to the preceding provisions of this Section 11.2 if it shall be contesting in good faith the validity thereof, so long as such contest does not involve any risk of the sale, forfeiture, interference with the use of or loss of any material part of the Facility or the Site.

          SECTION 11.3. Apportionment. If after the Lease Termination Date and during the Site Lease Term, the Site shall not be separately assessed but shall be assessed as part of a larger tract of land, Site Lessor and Site Lessee shall apportion any Tax resulting from such assessment. Site Lessee's proportionate share of any such Tax shall be determined by multiplying the amount of such Tax by a fraction, the numerator of which shall be the acreage of the Site, and the denominator of which shall be the acreage of all the land covered by such Tax. Before the calculation of each party's proportionate share of such Tax, the amount of any such Tax shall be reduced by an amount equal to that amount of such Tax attributable to all improvements located on the larger tract, inclusive of the Site (including, but not limited to, the Facility). The amount of Site Lessee's proportionate share of the Tax so calculated shall be increased by the amount of the Tax allocable to those improvements owned by Site Lessee and the amount of Site Lessor's proportionate share of the Tax so calculated shall be increased by the amount of the Tax allocable to those improvements owned by Site Lessor. Site Lessor and Site Lessee shall each, on request of the other, apply individually (if legally required) or join in the other's application (if legally required) for separate assessments for the Facility and the Site.

          SECTION 11.4. Indemnification. During the period, if any, from the Lease Termination Date to the end of the Site Lease Term, Site Lessor and Site Lessee each agrees, subject to the indemnification provisions of the Financing Documents, to assume liability for and to indemnify, protect, save and keep harmless the other party and the other party's permitted successors, assigns, shareholders, officers, directors and agents, from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, judgments, legal fees, costs, expenses and disbursements, excluding Taxes (herein collectively called "Claims"), incurred by or asserted against such other party, whether or not such other party shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of the conduct, operation or management of, or any work, act or thing done in or on, or any accident, injury or damage caused to any person or property in or on (i) the land owned or occupied by Site Lessor adjacent to the Site, in the case of Site Lessor or (ii) the Site, in the case of Site Lessee; provided, however, that one party shall not be required to indemnify the other party for (x) any Claim resulting from acts which constitute the willful misconduct or gross negligence of such other party or (y) any Claim resulting directly from a transfer by such other party of all or part of its interest in this Site Lease or the Site, other than to the party otherwise indemnified or as a result of a Lease Event of Default or Site Lease Event of Default. To the extent that one party, in fact, receives indemnification payments from the other party under the indemnification provisions of this Section 11.4, the indemnifying party shall be subrogated, to the extent of such indemnity paid, to such indemnified party's rights with respect to the transaction or event requiring or giving rise to such indemnity.

          SECTION 11.5. Additional Indemnification by Site Lessor. Site Lessor hereby assumes liability for and agrees to indemnify, protect, save and keep harmless Site Lessee and its permitted successors, assigns, shareholders, officers, directors and agents from and against any and all Claims in any way relating to or arising out of the condition of the Site, including, without limitation, those arising from any act of the Site Lessor, (i) at the time Site Lessee enters into possession thereof pursuant to this Site Lease and (ii) at any time prior to the Lease Termination Date, but not with respect to any condition caused by the gross negligence or willful misconduct of Site Lessee. Without in any way limiting the obligation of Site Lessor to indemnify and hold harmless Site Lessee herein or pursuant to any other Financing Document, Site Lessor agrees to indemnify, protect, save and keep harmless Site Lessee and its successors, assigns, shareholders, officers, directors and agents from and against all Claims (including response costs such as clean-up, removal or mitigation costs) in any way relating to or arising out of the presence or release of any Hazardous Substance
(i) on the Site (A) at the time Site Lessee enters into possession thereof pursuant to the Site Lease and (B) at any time prior to the Lease Termination Date or (ii) resulting, directly or indirectly, from the activities of Site Lessor, its agents, employees, affiliates or contractors.

          SECTION 11.6. Survival. The obligations of Site Lessor and Site Lessee under this Article XI shall survive the expiration or termination of this Site Lease and are expressly made for the benefit of, and shall be enforceable by, the indemnified party. The extension of any applicable statute of limitations by one party shall not affect the survival of the other party's obligations, as the case may be, under this Article
XI. All payments required to be paid pursuant to this Article XI shall be made directly to, or as otherwise required by, the indemnified party upon written demand.

                          ARTICLE XII

                           INSURANCE

          During the period, if any, from the Lease Termination Date to the end of the Site Lease Term, Site Lessor and Site Lessee shall maintain or cause to be maintained in effect, with insurers of recognized responsibility, insurance policies with respect to the Site, and any improvements or equipment installed by such party pursuant to the easements referred to in Article VIII, insuring against such loss or damage to the person and property of others from such risks and in such amounts as owners of similar properties maintain with respect to such property; provided, however, that such party may self-insure against such risks, by deductible provisions or otherwise, to the extent that equally creditworthy responsible owners of similar properties self-insure against such risks with respect to such property. Any insurance policies maintained in accordance with the preceding sentence shall name the other party as an additional insured thereunder.


                          ARTICLE XIII

                          CONDEMNATION

          If after the Lease Termination Date, all or a substantial portion of the Site is condemned or transferred in lieu of condemnation and the remainder is not sufficient to permit operation of the Facility on a commercial basis, the Site Lease Term shall terminate at the time title vests in the condemning authority, and the net proceeds of the condemnation shall be divided between Site Lessor and Site Lessee in proportion to the Fair Market Sales Values of their respective interests in the property condemned. If an insubstantial portion of the Site is condemned at any time, the Site Lease Term shall not terminate and the net proceeds of the condemnation shall be used first to restore the Site, with the balance divided between Site Lessor and Site Lessee in proportion to the Fair Market Sales Values of their interests in the property condemned. For the purposes of this Article XIII the net proceeds of a condemnation shall mean the total condemnation proceeds less the costs and expenses incurred in connection with the condemnation (including legal fees).


                          ARTICLE XIV

                 SITE LEASE DEFAULTS; REMEDIES

          The term "Site Lease Default", whenever used herein, shall mean the following event but only if such event occurs after the Lease Termination Date:

          Site Lessee shall fail to pay rent pursuant to Section
     4.1 hereof, shall fail to comply with the provisions of
     Article IX hereof or shall fail to pay any amounts under
     Section 11.2, Section 11.4 and Article XII hereof within 15 days after payment thereof shall have become due and demanded by Site Lessor.

          Upon the occurrence of a Site Lease Default and so long as the same shall be continuing, Site Lessor may, at its option, declare this Site Lease to be in default by written notice to such effect given to Site Lessee and at any time thereafter, so long as Site Lessee has not remedied all continuing Site Lease Defaults, Site Lessor may exercise the following remedies, as Site Lessor in its sole discretion shall elect:

          Site Lessor may exercise any right or remedy that may be available to it under Applicable Law (including, without limitation, the offsetting of any sums owing to Site Lessor hereunder against sums owing by Site Lessor in its capacity as lessee under the Facility Lease) or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof except that Site Lessor shall not exercise any right or remedy that may be available to it hereunder or at law or in equity to rescind or terminate this Site Lease or take possession of the Site or the easements granted pursuant to Article VIII hereof.


                           ARTICLE XV

                      SUBLEASE; ASSIGNMENT

          Site Lessee will not sublease the Site or assign this Site Lease, except that:

          (a) Site Lessee may sublease the Site to the Partnership (the "Site Sublessee") pursuant to the Site
     Sublease; and

          (b) At any time after the Lease Termination Date or the Facility Lease has been declared to be in default pursuant to Section 15 thereof, Site Lessee may sublease the Site or assign this Site Lease or any rights hereunder to any Person in connection with the sale or lease or other disposition of the Facility or any interest therein to such Person.

Upon the assumption by any assignee of the obligations of Site
Lessee hereunder, the Site Lessee so assigning shall be automatically released from such obligations.


                          ARTICLE XVI

                    LIMITATION OF LIABILITY

          16.1 Partnership. There shall be full recourse to the Partnership and all of its assets for the liabilities of the Partnership under this Site Lease, but in no event shall any Partner, Affiliate of any Partner, or any officer, director or employee of the Partnership, any Partner or their Affiliates or any holder of any equity interest in any Partner be personally liable or obligated for such liabilities of the Partnership, except as may be specifically provided in any other Financing Document to which such Partner is a party or in the event of fraudulent actions, knowing misrepresentations, gross negligence or willful misconduct by the Partnership, any Partner or any of their Affiliates in connection with this Site Lease. Subject to the foregoing limitation on liability, Site Lessee may sue or commence any suit, action or proceeding against any Partner or any Affiliate in order to obtain jurisdiction over the Partnership to enforce its rights and remedies hereunder.
Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner or Affiliate thereof in accordance with the terms of any other Financing Document creating such liabilities and obligations to which such Partner or Affiliate is a party.

          16.2 Owner Trustee. Fleet National Bank is entering into this Site Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Accordingly, except as may be expressly provided to the contrary, each of the representations, warranties, undertakings and agreements herein made on the part of the Site Lessee, is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding Fleet National Bank personally, but is made and intended for the purpose of binding only the Trust Estate. This Site Lease is executed and delivered by the Site Lessee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Fleet National Bank or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of the Site Lessee, either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and Fleet National Bank or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.


                          ARTICLE XVII

                            NOTICES

          Unless otherwise specifically provided for herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to each party hereto shall be in writing, and shall become effective when delivered in the manner and to the address specified in the Participation Agreement.


                         ARTICLE XVIII

                         BINDING EFFECT

          The terms and provisions of this Site Lease and the respective rights and obligations hereunder of Site Lessee and Site Lessor shall be binding upon, and inure to the benefit of, their respective permitted successors and assigns. Site Lessor agrees that in the event of the appointment of any successor trustee or additional trustee pursuant to the terms of the Trust Agreement and the Participation Agreement which succeeds to the rights, duties, powers and title of the lessor under the Facility Lease and Site Lessee hereunder, respectively, such successor trustee or additional trustee shall succeed to all the rights, duties, powers and titles of Site Lessee hereunder (or to such lesser extent as provided for in the appointment of such successor trustee or additional trustee) without the necessity of any consent or approval by Site Lessor and without in any way altering the terms of this Site Lease or Site Lessee's obligations hereunder. Site Lessee shall give Site Lessor prompt written notice of any appointment of a successor trustee or additional trustee.

                          ARTICLE XIX

                         MISCELLANEOUS

          SECTION 19.1. Severability. Any provision of this Site Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          SECTION 19.2. Amendments. Neither this Site Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified other than (x) by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and (y) pursuant to the provisions of the Participation Agreement.

          SECTION 19.3. Headings.  The headings of the various
Articles and Sections of this Site Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

          SECTION 19.4. Counterparts.   This Site Lease may be
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 19.5. GOVERNING LAW.  THIS SITE LEASE SHALL IN
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF MARYLAND.

          SECTION 19.6. No Merger. There shall not be any merger of the leasehold estate created hereunder with the fee estate in the Site or any part thereof or with any other estate in the Site by reason of the fact that the same Person may simultaneously acquire, own or hold, as the case may be, directly or indirectly, (a) the leasehold estate created hereunder or any interest in or Lien upon the leasehold estate created hereunder, and (b) the fee estate in the Site or any part thereof or any other estate in the Site or any interest in or Lien upon such fee estate or upon such other estate in the Site, unless and until all Persons having any interest in or Lien upon (i) the leasehold estate created hereunder and (ii) the fee estate in the Site or any part thereof or such other interest in the Site, shall join in a written instrument effecting such merger and shall duly record the same among the Land Records of Prince George's County, Maryland.

          SECTION 19.7. Recording. Site Lessor and Site Lessee have recorded among the Land Records a Memorandum of Lease, a First Amendment to Memorandum of Lease and a Second Amendment to Memorandum of Lease reflecting the terms of the Existing Site Lease. Site Lessor and Site Lessee agree that an Amended and Restated Memorandum of Lease substantially in the form annexed hereto as Exhibit A shall be recorded among the Land Records of Prince George's County, Maryland, as soon as possible after the execution hereof. The memorandum shall expressly state that it is executed pursuant to provisions contained in this Site Lease, and is not intended to vary the terms and conditions hereof.

          SECTION 19.8. Assignment to Indenture Trustee. In order to secure the indebtedness evidenced by the Loan Certificates and certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Site Lessee to the Indenture Trustee of all of its right, title and interest in, to and under this Site Lease, to the extent set forth in the Indenture, and for the creation of a Lien on and security interest in the Lessor's Estate in favor of the Indenture Trustee, and in furtherance thereof, Site Lessor and Site Lessee have entered into the Security Deposit Agreement. Site Lessor hereby acknowledges and consents to such assignment and such security interest and hereby acknowledges that to the extent set forth in the Indenture, the Indenture Trustee shall have the right in its own name (in certain cases together with the Site Lessee and in other cases to the exclusion of the Site Lessee, all as set forth in Section 3.10 of the Indenture) to take or refrain from taking action under this Site Lease, including the right (i) of the Site Lessee to exercise any election or option, and to make any decision or determination, and to give any notice, consent, waiver or approval under this Site Lease or in respect thereof, (ii) to exercise any and all of the rights, powers and remedies of the Site Lessee hereunder and
(iii) to receive all moneys payable to the Site Lessee under this Site Lease. Site Lessor will make all payments in accordance with the Security Deposit Agreement.

          SECTION 19.9. Certain Rights of Power Purchaser. Nothing in this Site Lease shall be deemed to limit the provisions of the Consent of the Power Purchaser, which provisions are solely for the benefit of the Power Purchaser and not the Site Lessee. Without limiting the scope of the foregoing, Site Lessor agrees, for the exclusive benefit of the Power Purchaser and not the Site Lessee, that the exercise of remedies or any similar action under this Site Lease is subject to, and shall be conducted in a manner consistent with, the Power Purchaser's rights under (i) the Consent of the Power Purchaser and (ii) the Power Purchase Agreement and the Transfer Agreement (to the extent such rights under the Power Purchase Agreement and the Transfer Agreement are not explicitly waived by the Power Purchaser in accordance with the terms of the Consent of the Power Purchaser).

          SECTION 19.10.  Subordination.  Site Lessor and Site
Lessee hereby acknowledge and agree that this Site Lease is subordinate to the terms of the Deed of Trust and Security
Agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   PANDA-BRANDYWINE, L.P.

                                   By:  Panda Brandywine Corporation,
                                        its general partner

                                   By:  ________________________
                                        Name:
                                        Title:

                                   FLEET NATIONAL BANK,
                                   not in its individual capacity but
                                   solely as Owner Trustee

                                   By:  _____________________________
                                        Name:
                                        Title:




STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996 the above-named _________________, _______________, of FLEET
NATIONAL BANK, a national banking association, as Owner Trustee, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said FLEET NATIONAL BANK, as Owner Trustee.



                                         Notary Public


                     Type or print name:



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 199 the above-named ______________, ________________ of PANDA
BRANDYWINE CORPORATION, the general partner of PANDA-BRANDYWINE, L.P., a Delaware limited partnership, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said PANDA BRANDYWINE CORPORATION, and PANDA-BRANDYWINE, L.P.



                                         Notary Public


                     Type or print name:



                                                       Schedule 1


                      DESCRIPTION OF SITE



                    Exhibit A to Site Lease

                      AMENDED AND RESTATED
                      MEMORANDUM OF LEASE

          Notice is hereby given of the following AMENDED AND
RESTATED SITE LEASE:

SITE LESSOR:        PANDA-BRANDYWINE, L.P., a Delaware limited
                    partnership having an address at 4100 Spring
                    Valley, Suite 1001, Dallas, Texas 75244.

SITE LESSEE:        FLEET NATIONAL BANK (formerly known as
                    Shawmut Bank Connecticut, National
                    Association), a national banking association, not in its individual capacity but solely as owner trustee, having an address at 777 Main
                    Street, Hartford, Connecticut 06115.

DATE OF EXECUTION:  As of March 30, 1995, as amended by a First
                    Amendment dated as of October 30, 1996 and a Second Amendment dated as of December 18, 1996, and as amended and restated as of December 18, 1996 by an Amended and Restated Site Lease.

LEASED PREMISES:    Parcels of land described in Schedule 1
                    attached (the "Site") located in Prince
                    George's County Maryland.

                    It is the intention of the Site Lessor and the Site Lessee that the Facility (as defined in the Site Lease) and each portion thereof, and all repairs, replacements, substitutions and additions thereto, whether now or at any time hereafter located on the Site, are severed, and shall remain severed, from the Site even if physically attached, are and shall remain personal property, and are not and shall not be fixtures or an accession to the Site, the title thereto being separate and distinct from the title to the Site, and shall be treated as personal property with respect to the rights of all persons whatsoever and for all purposes of the Financing Documents (as defined in the Site Lease), and title to the Facility shall not, except as specifically contemplated by the Financing Documents, be affected in any way by any instrument dealing with the Site or any part thereof. Notwithstanding the foregoing, if contrary to the intention of Site Lessor and Site Lessee, any Governmental Authority (as defined in the Site Lease) with jurisdiction over the Site determines that any portion of the Facility is a fixture or accession to the Site, such portion of the Facility shall constitute part of the Site being leased under the Site
                    Lease.

TERM OF LEASE:      From March 30, 1995 until the earlier of
                    (i) November 1, 2037, and (ii) the
                    termination of the contemporaneous lease of personal property from Site Lessee to Site
                    Lessor pursuant to Section 9(c), 9(d) or
                    12(b) of such lease.

OPTION TO PURCHASE: None.

RIGHT OF FIRST
REFUSAL:            None.

RIGHT TO RENEW
OR EXTEND:          None.

          The parties hereto further expressly acknowledge that this Amended and Restated Memorandum of Lease is being executed pursuant to the provisions of the Amended and Restated Site Lease and is not intended to vary the terms or conditions of the Amended and Restated Site Lease.

          Executed as a sealed instrument as of this 18th day of December, 1996.

                                   PANDA-BRANDYWINE, L.P.

                                   By:  Panda Brandywine Corporation,
                                        its general partner

                                   By:  _________________________
                                        Name:
                                        Title:

                                   FLEET NATIONAL BANK, not in its
                                   individual capacity but solely as
                                   owner trustee

                                   By:  ______________________________
                                        Name:
                                        Title:

          This is to certify that the within instrument was prepared under the supervision of the undersigned who is an attorney admitted to practice before the Court of Appeals of Maryland.

                                        ___________________________
                                        Name:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996, the above-named _________________, _________________, of FLEET
NATIONAL BANK, a national banking association, as Owner Trustee, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said FLEET NATIONAL BANK, as Owner Trustee.



                                   Notary Public


              Type or print name:



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996 the above-named ______________, ________________ of PANDA
BRANDYWINE CORPORATION, the general partner of PANDA-BRANDYWINE, L.P., a Delaware limited partnership, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said PANDA BRANDYWINE CORPORATION, and PANDA-BRANDYWINE, L.P.



                                     Notary Public


                 Type or print name: